UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On October 10, 2023, Old Dominion Electric Cooperative ("ODEC") entered into a consulting services agreement with John C. Lee, Jr., our Interim President and Chief Executive Officer ("CEO"), with an effective date of September 8, 2023. As previously disclosed, on September 5, 2023, the board of directors of ODEC appointed Mr. Lee as the Interim President and CEO of ODEC, effective September 8, 2023, following the resignation of Marcus M. Harris, our former President and CEO.

The consulting services agreement is for a term beginning September 8, 2023, and continues until terminated by either party upon 30 days' written notice to the other party or immediately upon a material breach of the agreement. The agreement provides that Mr. Lee will receive monthly compensation of $80,000. The agreement also provides for the reimbursement of all reasonable expenses incurred on ODEC's behalf; an automobile allowance of $1,500 per month; and a housing allowance in a reasonable amount for a short-term rental of furnished executive housing. Mr. Lee will be an independent contractor of ODEC and will be solely responsible for all federal, state, and local taxes. As an independent contractor, he will not be eligible to participate in any benefit plans available to employees of ODEC.

The foregoing description of the consulting services agreement does not purport to be complete and is qualified in its entirety by reference to the consulting services agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Consulting services agreement effective as of September 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: October 13, 2023	/s/ Bryan S. Rogers
Bryan S. Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)